Derivative Instruments	12 Months Ended
Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments
Note 6 – Derivative instruments
Derivative instruments enable end-users to modify or mitigate exposure to credit or market risks. Counterparties to a derivative contract seek to obtain risks and rewards similar to those that could be obtained from purchasing or selling a related cash instrument without having to exchange upfront the full purchase or sales price. JPMorgan Chase makes markets in derivatives for customers and also uses derivatives to hedge or manage its own market risk exposures. The majority of the Firm’s derivatives are entered into for market-making purposes.
Trading derivatives
The Firm makes markets in a variety of derivatives in its trading portfolios to meet the needs of customers (both dealers and clients) and to generate revenue through this trading activity (“client derivatives”). Customers use derivatives to mitigate or modify interest rate, credit, foreign exchange, equity and commodity risks. The Firm actively manages the risks from its exposure to these derivatives by entering into other derivative transactions or by purchasing or selling other financial instruments that partially or fully offset the exposure from client derivatives. The Firm also seeks to earn a spread between the client derivatives and offsetting positions, and from the remaining open risk positions.
Risk management derivatives
The Firm manages its market risk exposures using various derivative instruments.
Interest rate contracts are used to minimize fluctuations in earnings that are caused by changes in interest rates. Fixed-rate assets and liabilities appreciate or depreciate in market value as interest rates change. Similarly, interest income and expense increase or decrease as a result of variable-rate assets and liabilities resetting to current market rates, and as a result of the repayment and subsequent origination or issuance of fixed-rate assets and liabilities at current market rates. Gains or losses on the derivative instruments that are related to such assets and liabilities are expected to substantially offset this variability in earnings. The Firm generally uses interest rate swaps, forwards and futures to manage the impact of interest rate fluctuations on earnings.
Foreign currency forward contracts are used to manage the foreign exchange risk associated with certain foreign currency–denominated (i.e., non-U.S.) assets and liabilities and forecasted transactions, as well as the Firm’s net investments in certain non-U.S. subsidiaries or branches whose functional currencies are not the U.S. dollar. As a result of fluctuations in foreign currencies, the U.S. dollar–equivalent values of the foreign currency–denominated assets and liabilities or forecasted revenue or expense increase or decrease. Gains or losses on the derivative instruments related to these foreign currency–denominated assets or liabilities, or forecasted transactions, are expected to substantially offset this variability.
Commodities based forward and futures contracts are used to manage the price risk of certain inventory, including gold and base metals, in the Firm’s commodities portfolio. Gains or losses on the forwards and futures are expected to substantially offset the depreciation or appreciation of the related inventory. Also in the commodities portfolio, electricity and natural gas futures and forwards contracts are used to manage price risk associated with energy-related tolling and load-serving contracts and investments.
The Firm uses credit derivatives to manage the counterparty credit risk associated with loans and lending-related commitments. Credit derivatives compensate the purchaser when the entity referenced in the contract experiences a credit event, such as bankruptcy or a failure to pay an obligation when due. For a further discussion of credit derivatives, see the discussion in the Credit derivatives section on pages 197–199 of this Note.
For more information about risk management derivatives, see the risk management derivatives gains and losses table on page 196 of this Annual Report, and the hedge accounting gains and losses tables on pages 194–195 of this Note.
Accounting for derivatives
All free-standing derivatives are required to be recorded on the Consolidated Balance Sheets at fair value. As permitted under U.S. GAAP, the Firm nets derivative assets and liabilities, and the related cash collateral received and paid, when a legally enforceable master netting agreement exists between the Firm and the derivative counterparty. The accounting for changes in value of a derivative depends on whether or not the transaction has been designated and qualifies for hedge accounting. Derivatives that are not designated as hedges are marked to market through earnings. The tabular disclosures on pages 192–199 of this Note provide additional information on the amount of, and reporting for, derivative assets, liabilities, gains and losses. For further discussion of derivatives embedded in structured notes, see Notes 3 and 4 on pages 170–187 and 187–189, respectively, of this Annual Report.
Derivatives designated as hedges
The Firm applies hedge accounting to certain derivatives executed for risk management purposes – generally interest rate, foreign exchange and gold and base metal derivatives. However, JPMorgan Chase does not seek to apply hedge accounting to all of the derivatives involved in the Firm’s risk management activities. For example, the Firm does not apply hedge accounting to purchased credit default swaps used to manage the credit risk of loans and commitments, because of the difficulties in qualifying such contracts as hedges. For the same reason, the Firm does not apply hedge accounting to certain interest rate and commodity derivatives used for risk management purposes.
To qualify for hedge accounting, a derivative must be highly effective at reducing the risk associated with the exposure being hedged. In addition, for a derivative to be designated as a hedge, the risk management objective and strategy must be documented. Hedge documentation must identify the derivative hedging instrument, the asset or liability or forecasted transaction and type of risk to be hedged, and how the effectiveness of the derivative is assessed prospectively and retrospectively. To assess effectiveness, the Firm uses statistical methods such as regression analysis, as well as nonstatistical methods including dollar-value comparisons of the change in the fair value of the derivative to the change in the fair value or cash flows of the hedged item. The extent to which a derivative has been, and is expected to continue to be, effective at offsetting changes in the fair value or cash flows of the hedged item must be assessed and documented at least quarterly. Any hedge ineffectiveness (i.e., the amount by which the gain or loss on the designated derivative instrument does not exactly offset the change in the hedged item attributable to the hedged risk) must be reported in current-period earnings. If it is determined that a derivative is not highly effective at hedging the designated exposure, hedge accounting is discontinued.
There are three types of hedge accounting designations: fair value hedges, cash flow hedges and net investment hedges. JPMorgan Chase uses fair value hedges primarily to hedge fixed-rate long-term debt, AFS securities and gold and base metal inventory. For qualifying fair value hedges, the changes in the fair value of the derivative, and in the value of the hedged item, for the risk being hedged, are recognized in earnings. If the hedge relationship is terminated, then the fair value adjustment to the hedged item continues to be reported as part of the basis of the hedged item and for interest-bearing instruments is amortized to earnings as a yield adjustment. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily net interest income and principal transactions revenue.
JPMorgan Chase uses cash flow hedges to hedge the exposure to variability in cash flows from floating-rate financial instruments and forecasted transactions, primarily the rollover of short-term assets and liabilities, and foreign currency–denominated revenue and expense. For qualifying cash flow hedges, the effective portion of the change in the fair value of the derivative is recorded in other comprehensive income/(loss) (“OCI”) and recognized in the Consolidated Statements of Income when the hedged cash flows affect earnings. Derivative amounts affecting earnings are recognized consistent with the classification of the hedged item – primarily interest income, interest expense, noninterest revenue and compensation expense. The ineffective portions of cash flow hedges are immediately recognized in earnings. If the hedge relationship is terminated, then the value of the derivative recorded in accumulated other comprehensive income/(loss) (“AOCI”) is recognized in earnings when the cash flows that were hedged affect earnings. For hedge relationships that are discontinued because a forecasted transaction is not expected to occur according to the original hedge forecast, any related derivative values recorded in AOCI are immediately recognized in earnings.
JPMorgan Chase uses foreign currency hedges to protect the value of the Firm’s net investments in certain non-U.S. subsidiaries or branches whose functional currencies are not the U.S. dollar. For foreign currency qualifying net investment hedges, changes in the fair value of the derivatives are recorded in the translation adjustments account within AOCI.
Notional amount of derivative contracts
The following table summarizes the notional amount of derivative contracts outstanding as of December 31, 2010 and 2009.

	Notional amounts(b)
December 31, (in billions)	2010	2009

Interest rate contracts
Swaps	$46,299	$47,663
Futures and forwards	9,298	6,986
Written options	4,075	4,553
Purchased options	3,968	4,584

Total interest rate contracts	63,640	63,786

Credit derivatives(a)	5,472	5,994

Foreign exchange contracts
Cross-currency swaps	2,568	2,217
Spot, futures and forwards	3,893	3,578
Written options	674	685
Purchased options	649	699

Total foreign exchange contracts	7,784	7,179

Equity contracts
Swaps	116	81
Futures and forwards	49	45
Written options	430	502
Purchased options	377	449

Total equity contracts	972	1,077

Commodity contracts
Swaps	349	178
Spot, futures and forwards	170	113
Written options	264	201
Purchased options	254	205

Total commodity contracts	1,037	697

Total derivative notional amounts	$78,905	$78,733

(a)	Primarily consists of credit default swaps. For more information on volumes and types of credit derivative contracts, see the Credit derivatives discussion on pages 197–199 of this Note.
(b)	Represents the sum of gross long and gross short third-party notional derivative contracts.
While the notional amounts disclosed above give an indication of the volume of the Firm’s derivative activity, the notional amounts significantly exceed, in the Firm’s view, the possible losses that could arise from such transactions. For most derivative transactions, the notional amount does not change hands; it is used simply as a reference to calculate payments.
Impact of derivatives on the Consolidated Balance Sheets
The following tables summarize derivative fair values as of December 31, 2010 and 2009, by accounting designation (e.g., whether the derivatives were designated as hedges or not) and contract type.

Free-standing derivatives(a)

	Derivative receivables			Derivative payables
				Not
December 31, 2010	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,121,703	$6,279	$1,127,982	$1,089,604	$840		$1,090,444
Credit	129,729	—	129,729	125,061	—		125,061
Foreign exchange(b)	165,240	3,231	168,471	163,671	1,059		164,730
Equity	43,633	—	43,633	46,399	—		46,399
Commodity	59,573	24	59,597	56,397	2,078	(d)	58,475

Gross fair value of trading assets and liabilities	$1,519,878	$9,534	$1,529,412	$1,481,132	$3,977		$1,485,109
Netting adjustment(c)			(1,448,931)				(1,415,890)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,481				$69,219

	Derivative receivables			Derivative payables
				Not
December 31, 2009	Not designated	Designated	Total derivative	designated	Designated		Total derivative
(in millions)	as hedges	as hedges	receivables	as hedges	as hedges		payables

Trading assets and liabilities
Interest rate	$1,148,901	$6,568	$1,155,469	$1,121,978	$427		$1,122,405
Credit	170,864	—	170,864	164,790	—		164,790
Foreign exchange(b)	141,790	2,497	144,287	137,865	353		138,218
Equity	57,871	—	57,871	58,494	—		58,494
Commodity	36,988	39	37,027	35,082	194	(d)	35,276

Gross fair value of trading assets and liabilities	$1,556,414	$9,104	$1,565,518	$1,518,209	$974		$1,519,183
Netting adjustment(c)			(1,485,308)				(1,459,058)

Carrying value of derivative trading assets and trading liabilities on the Consolidated Balance Sheets			$80,210				$60,125

(a)	Excludes structured notes for which the fair value option has been elected. See Note 4 on pages 187—189 of this Annual Report for further information.

(b)	Excludes $21 million of foreign currency-denominated debt designated as a net investment hedge at December 31, 2010. The Firm did not use foreign currency-denominated debt as a hedging instrument in 2009, and therefore there was no impact as of December, 31, 2009.

(c)	U.S. GAAP permits the netting of derivative receivables and payables, and the related cash collateral received and paid when a legally enforceable master netting agreement exists between the Firm and a derivative counterparty.

(d)	Excludes $1.0 billion and $1.3 billion related to commodity derivatives that are embedded in a debt instrument and used as fair value hedging instruments that are recorded in the line item of the host contract (other borrowed funds) for December 31, 2010 and 2009, respectively.
Derivative receivables and payables mark-to-market
The following table summarizes the fair values of derivative receivables and payables, including those designated as hedges, by contract type after netting adjustments as of December 31, 2010 and 2009.

	Trading assets – Derivative receivables		Trading liabilities – Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Contract type
Interest rate(a)	$32,555	$33,733	$20,387	$19,688
Credit(a)	7,725	11,859	5,138	6,036
Foreign exchange	25,858	21,984	25,015	19,818
Equity	4,204	6,635	10,450	11,554
Commodity	10,139	5,999	8,229	3,029

Total	$80,481	$80,210	$69,219	$60,125

(a)	In 2010, the reporting of cash collateral netting was enhanced to reflect a refined allocation by product. Prior periods have been revised to conform to the current presentation. The refinement resulted in an increase to interest rate derivative receivables, and an offsetting decrease to credit derivative receivables, of $7.0 billion, and an increase to interest rate derivative payables and a corresponding decrease to credit derivative payables of $4.5 billion as of December 31, 2009.

The tables that follow reflect the derivative-related income statement impact by accounting designation for the years ended December 31, 2010 and 2009, respectively.
Fair value hedge gains and losses
The following tables present derivative instruments, by contract type, used in fair value hedge accounting relationships, as well as pretax gains/(losses) recorded on such derivatives and the related hedged items for the years ended December 31, 2010 and 2009. The Firm includes gains/(losses) on the hedging derivative and the related hedged item in the same line item in the Consolidated Statements of Income.

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2010				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$1,066		$(454)	$612	$172	$440
Foreign exchange(b)	1,357	(g)	(1,812)	(455)	—	(455)
Commodity(c)	(1,354)		1,882	528	—	528

Total	$1,069		$(384)	$685	$172	$513

	Gains/(losses) recorded in income				Income statement impact due to:
Year ended
December 31, 2009				Total income	Hedge	Excluded
(in millions)	Derivatives		Hedged items	statement impact(d)	ineffectiveness(e)	components(f)

Contract type
Interest rate(a)	$(3,830)		$4,638	$808	$(466)	$1,274
Foreign exchange(b)	(1,421	)(g)	1,445	24	—	24
Commodity(c)	(430)		399	(31)	—	(31)

Total	$(5,681)		$6,482	$801	$(466)	$1,267

(a)	Primarily consists of hedges of the benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) interest rate risk of fixed-rate long-term debt and AFS securities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of long-term debt and AFS securities for changes in spot foreign currency rates. Gains and losses related to the derivatives and the hedged items, due to changes in spot foreign currency rates, were recorded in principal transactions revenue.

(c)	Consists of overall fair value hedges of gold and base metal inventory. Gains and losses were recorded in principal transactions revenue.

(d)	Total income statement impact for fair value hedges consists of hedge ineffectiveness and any components excluded from the assessment of hedge effectiveness. The related amount for the year ended December 31, 2008 was a net gain of $434 million.

(e)	Hedge ineffectiveness is the amount by which the gain or loss on the designated derivative instrument does not exactly offset the gain or loss on the hedged item attributable to the hedged risk.

(f)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income.

(g)	For the years ended December 31, 2010 and 2009, includes $278 million and $(1.6) billion of revenue related to certain foreign exchange trading derivatives designated as fair value hedging instruments, respectively.

Cash flow hedge gains and losses
The following tables present derivative instruments, by contract type, used in cash flow hedge accounting relationships, and the pretax gains/(losses) recorded on such derivatives, for the years ended December 31, 2010 and 2009, respectively. The Firm includes the gain/(loss) on the hedging derivative in the same line item as the offsetting change in cash flows on the hedged item in the Consolidated Statements of Income.

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2010 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$288	(c)	$20	$308	$388	$100
Foreign exchange(b)	(82)		(3)	(85)	(141)	(59)

Total	$206		$17	$223	$247	$41

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Derivatives –		Hedge
	effective portion		ineffectiveness		Derivatives –	Total change
Year ended	reclassified from		recorded directly	Total income	effective portion	in OCI
December 31, 2009 (in millions)	AOCI to income		in income(d)	statement impact	recorded in OCI	for period

Contract type
Interest rate(a)	$(158	)(c)	$(62)	$(220)	$61	$219
Foreign exchange(b)	282		—	282	706	424

Total	$124		$(62)	$62	$767	$643

(a)	Primarily consists of benchmark interest rate hedges of LIBOR-indexed floating-rate assets and floating-rate liabilities. Gains and losses were recorded in net interest income.

(b)	Primarily consists of hedges of the foreign currency risk of non–U.S. dollar–denominated revenue and expense. The income statement classification of gains and losses follows the hedged item – primarily net interest income, compensation expense and other expense.

(c)	In 2010, the Firm reclassified a $25 million loss from accumulated other comprehensive income (“AOCI”) to earnings because the Firm determined that it is probable that forecasted interest payment cash flows related to certain wholesale deposits will not occur. The Firm did not experience forecasted transactions that failed to occur for the year ended December 31, 2009.

(d)	Hedge ineffectiveness is the amount by which the cumulative gain or loss on the designated derivative instrument exceeds the present value of the cumulative expected change in cash flows on the hedged item attributable to the hedged risk. Hedge ineffectiveness recorded directly in income for cash flow hedges was a net gain of $18 million for the year ended December 31, 2008.
Over the next 12 months, the Firm expects that $282 million (after-tax) of net losses recorded in AOCI at December 31, 2010, related to cash flow hedges will be recognized in income. The maximum length of time over which forecasted transactions are hedged is 10 years, and such transactions primarily relate to core lending and borrowing activities.
Net investment hedge gains and losses
The following table presents hedging instruments, by contract type, that were used in net investment hedge accounting relationships, and the pretax gains/(losses) recorded on such instruments for the years ended December 31, 2010 and 2009.

	Gains/(losses) recorded in income and other comprehensive income/(loss)
	Hedging instruments – excluded components		Hedging instruments – effective portion
Year ended	recorded directly in income(a)		recorded in OCI
December 31, (in millions)	2010	2009	2010	2009

Contract type
Foreign exchange derivatives	$(139)	$(112)	$(30)	$(259)
Foreign currency denominated debt	—	NA	41	NA

Total	$(139)	$(112)	$11	$(259)

(a)	Certain components of hedging derivatives are permitted to be excluded from the assessment of hedge effectiveness, such as forward points on a futures or forward contract. Amounts related to excluded components are recorded in current-period income. There was no ineffectiveness for net investment hedge accounting relationships during 2010 and 2009.

Risk management derivatives gains and losses (not designated as hedging instruments)
The following table presents nontrading derivatives, by contract type, that were not designated in hedge accounting relationships, and the pretax gains/(losses) recorded on such derivatives for the years ended December 31, 2010 and 2009. These derivatives are risk management instruments used to mitigate or transform market risk exposures arising from banking activities other than trading activities, which are discussed separately below.

	Derivatives gains/(losses)
Year ended December 31,	recorded in income
(in millions)	2010	2009

Contract type
Interest rate(a)	$4,997	$(3,113)
Credit(b)	(237)	(3,222)
Foreign exchange(c)	(85)	(197)
Equity(b)	—	(8)
Commodity(b)	(24)	(50)

Total	$4,651	$(6,590)

(a)	Gains and losses were recorded in principal transactions revenue, mortgage fees and related income, and net interest income.

(b)	Gains and losses were recorded in principal transactions revenue.

(c)	Gains and losses were recorded in principal transactions revenue and net interest income.
Trading derivative gains and losses
The Firm has elected to present derivative gains and losses related to its trading activities together with the cash instruments with which they are risk managed. All amounts are recorded in principal transactions revenue in the Consolidated Statements of Income for the years ended December 31, 2010 and 2009. The amounts below do not represent a comprehensive view of the Firm’s trading activities because they do not include certain revenue associated with those activities, including net interest income earned on cash instruments used in trading activities and gains and losses on cash instruments that are risk managed without derivative instruments.

	Gains/(losses) recorded in principal
Year ended December 31,	transactions revenue
(in millions)	2010	2009

Type of instrument
Interest rate	$(683)	$4,375
Credit	4,636	5,022
Foreign exchange(a)	1,854	2,583
Equity	1,827	1,475
Commodity	256	1,329

Total	$7,890	$14,784

(a)	In 2010, the reporting of trading gains and losses was enhanced to include trading gains and losses related to certain trading derivatives designated as fair value hedging instruments. Prior period amounts have been revised to conform to the current presentation.
Credit risk, liquidity risk and credit-related contingent features
In addition to the specific market risks introduced by each derivative contract type, derivatives expose JPMorgan Chase to credit risk – the risk that derivative counterparties may fail to meet their payment obligations under the derivative contracts and the collateral, if any, held by the Firm proves to be of insufficient value to cover the payment obligation. It is the policy of JPMorgan Chase to enter into legally enforceable master netting agreements as well as to actively pursue the use of collateral agreements to mitigate derivative counterparty credit risk. The amount of derivative receivables reported on the Consolidated Balance Sheets is the fair value of the derivative contracts after giving effect to legally enforceable master netting agreements and cash collateral held by the Firm. These amounts represent the cost to the Firm to replace the contracts at then-current market rates should the counterparty default.
While derivative receivables expose the Firm to credit risk, derivative payables expose the Firm to liquidity risk, as the derivative contracts typically require the Firm to post cash or securities collateral with counterparties as the mark-to-market (“MTM”) of the contracts moves in the counterparties’ favor, or upon specified downgrades in the Firm’s and its subsidiaries’ respective credit ratings. Certain derivative contracts also provide for termination of the contract, generally upon a downgrade of either the Firm or the counterparty, at the fair value of the derivative contracts. The aggregate fair value of net derivative payables that contain contingent collateral or termination features triggered upon a downgrade was $19.8 billion and $22.6 billion at December 31, 2010 and 2009, respectively, for which the Firm has posted collateral of $14.6 billion and $22.3 billion, respectively, in the normal course of business. At December 31, 2010 and 2009, the impact of a single-notch and two-notch ratings downgrade to JPMorgan Chase & Co. and its subsidiaries, primarily JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank, N.A.”), would have required $1.9 billion and $3.5 billion, respectively, and $1.2 billion and $2.2 billion, respectively, of additional collateral to be posted by the Firm. In addition, at December 31, 2010 and 2009, the impact of single-notch and two-notch ratings downgrades to JPMorgan Chase & Co. and its subsidiaries, primarily JPMorgan Chase Bank, N.A., related to contracts with termination triggers would have required the Firm to settle trades with a fair value of $430 million and $1.0 billion, respectively, and $260 million and $270 million, respectively.

The following table shows the current credit risk of derivative receivables after netting adjustments, and the current liquidity risk of derivative payables after netting adjustments, as of December 31, 2010 and 2009.

	Derivative receivables		Derivative payables
December 31, (in millions)	2010	2009	2010	2009

Gross derivative fair value	$1,529,412	$1,565,518	$1,485,109	$1,519,183
Netting adjustment – offsetting receivables/payables	(1,376,969)	(1,419,840)	(1,376,969)	(1,419,840)
Netting adjustment – cash collateral received/paid	(71,962)	(65,468)	(38,921)	(39,218)

Carrying value on Consolidated Balance Sheets	$80,481	$80,210	$69,219	$60,125

In addition to the collateral amounts reflected in the table above, at December 31, 2010 and 2009, the Firm had received liquid securities and other cash collateral in the amount of $16.5 billion and $15.5 billion, respectively, and had posted $10.9 billion and $11.7 billion, respectively. The Firm also receives and delivers collateral at the initiation of derivative transactions, which is available as security against potential exposure that could arise should the fair value of the transactions move in the Firm’s or client’s favor, respectively. Furthermore, the Firm and its counterparties hold collateral related to contracts that have a non-daily call frequency for collateral to be posted, and collateral that the Firm or a counterparty has agreed to return but has not yet settled as of the reporting date. At December 31, 2010 and 2009, the Firm had received $18.0 billion and $16.9 billion, respectively, and delivered $8.4 billion and $5.8 billion, respectively, of such additional collateral. These amounts were not netted against the derivative receivables and payables in the table above, because, at an individual counterparty level, the collateral exceeded the fair value exposure at December 31, 2010 and 2009.
Credit derivatives
Credit derivatives are financial instruments whose value is derived from the credit risk associated with the debt of a third-party issuer (the reference entity) and which allow one party (the protection purchaser) to transfer that risk to another party (the protection seller). Credit derivatives expose the protection purchaser to the creditworthiness of the protection seller, as the protection seller is required to make payments under the contract when the reference entity experiences a credit event, such as a bankruptcy, a failure to pay its obligation or a restructuring. The seller of credit protection receives a premium for providing protection but has the risk that the underlying instrument referenced in the contract will be subject to a credit event.
The Firm is both a purchaser and seller of protection in the credit derivatives market and uses these derivatives for two primary purposes. First, in its capacity as a market-maker in the dealer/client business, the Firm actively risk manages a portfolio of credit derivatives by purchasing and selling credit protection, predominantly on corporate debt obligations, to meet the needs of customers. As a seller of protection, the Firm’s exposure to a given reference entity may be offset partially, or entirely, with a contract to purchase protection from another counterparty on the same or similar reference entity. Second, the Firm uses credit derivatives to mitigate credit risk associated with its overall derivative receivables and traditional commercial credit lending exposures (loans and unfunded commitments) as well as to manage its exposure to residential and commercial mortgages. See Note 3 on pages 170–187 of this Annual Report for further information on the Firm’s mortgage-related exposures. In accomplishing the above, the Firm uses different types of credit derivatives. Following is a summary of various types of credit derivatives.
Credit default swaps
Credit derivatives may reference the credit of either a single reference entity (“single-name”) or a broad-based index. The Firm purchases and sells protection on both single- name and index-reference obligations. Single-name CDS and index CDS contracts are OTC derivative contracts. Single-name CDS are used to manage the default risk of a single reference entity, while index CDS contracts are used to manage the credit risk associated with the broader credit markets or credit market segments. Like the S&P 500 and other market indices, a CDS index comprises a portfolio of CDS across many reference entities. New series of CDS indices are periodically established with a new underlying portfolio of reference entities to reflect changes in the credit markets. If one of the reference entities in the index experiences a credit event, then the reference entity that defaulted is removed from the index. CDS can also be referenced against specific portfolios of reference names or against customized exposure levels based on specific client demands: for example, to provide protection against the first $1 million of realized credit losses in a $10 million portfolio of exposure. Such structures are commonly known as tranche CDS.
For both single-name CDS contracts and index CDS contracts, upon the occurrence of a credit event, under the terms of a CDS contract neither party to the CDS contract has recourse to the reference entity. The protection purchaser has recourse to the protection seller for the difference between the face value of the CDS contract and the fair value of the reference obligation at the time of settling the credit derivative contract, also known as the recovery value. The protection purchaser does not need to hold the debt instrument of the underlying reference entity in order to receive amounts due under the CDS contract when a credit event occurs.
Credit-related notes
A credit-related note is a funded credit derivative where the issuer of the credit-related note purchases from the note investor credit protection on a referenced entity. Under the contract, the investor pays the issuer the par value of the note at the inception of the transaction, and in return, the issuer pays periodic payments to the investor, based on the credit risk of the referenced entity. The issuer also repays the investor the par value of the note at maturity unless the reference entity experiences a specified credit event. If a credit event occurs, the issuer is not obligated to repay the par value of the note, but rather, the issuer pays the investor the difference between the par value of the note and the fair value of the defaulted reference obligation at the time of settlement. Neither party to the credit-related note has recourse to the defaulting reference entity. For a further discussion of credit-related notes, see Note 16 on pages 244–259 of this Annual Report.
Effective July 1, 2010, the Firm adopted new accounting guidance prospectively related to credit derivatives embedded in beneficial interests in securitized financial assets, which resulted in the election of the fair value option for certain instruments in the AFS securities portfolio. The related cumulative effect adjustment increased retained earnings and decreased accumulated other comprehensive income by $15 million, respectively, as of July 1, 2010.
The following table presents a summary of the notional amounts of credit derivatives and credit-related notes the Firm sold and purchased as of December 31, 2010 and 2009. Upon a credit event, the Firm as seller of protection would typically pay out only a percentage of the full notional amount of net protection sold, as the amount actually required to be paid on the contracts takes into account the recovery value of the reference obligation at the time of settlement. The Firm manages the credit risk on contracts to sell protection by purchasing protection with identical or similar underlying reference entities. Other purchased protection referenced in the following table includes credit derivatives bought on related, but not identical, reference positions (including indices, portfolio coverage and other reference points) as well as protection purchased through credit-related notes.
The Firm does not use notional amounts as the primary measure of risk management for credit derivatives, because the notional amount does not take into account the probability of the occurrence of a credit event, the recovery value of the reference obligation, or related cash instruments and economic hedges.
Total credit derivatives and credit-related notes

	Maximum payout/Notional amount
December 31, 2010		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,659,240)	$2,652,313	$(6,927)	$32,867
Other credit derivatives(a)	(93,776)	10,016	(83,760)	24,234

Total credit derivatives	(2,753,016)	2,662,329	(90,687)	57,101
Credit-related notes(b)	(2,008)	—	(2,008)	3,327

Total	$(2,755,024)	$2,662,329	$(92,695)	$60,428

	Maximum payout/Notional amount
December 31, 2009		Protection purchased with		Other protection
(in millions)	Protection sold	identical underlyings(c)	Net protection (sold)/purchased(d)	purchased(e)

Credit derivatives
Credit default swaps	$(2,937,442)	$2,978,044	$40,602	$28,064
Other credit derivatives(a)	(10,575)	9,290	(1,285)	30,473

Total credit derivatives	(2,948,017)	2,987,334	39,317	58,537
Credit-related notes	(4,031)	—	(4,031)	1,728

Total	$(2,952,048)	$2,987,334	$35,286	$60,265

(a)	Primarily consists of total return swaps and credit default swap options.

(b)	As a result of the adoption of new accounting guidance, effective July 1, 2010, includes beneficial interests in securitized financial assets that contain embedded credit derivatives.

(c)	Represents the total notional amount of protection purchased where the underlying reference instrument is identical to the reference instrument on protection sold; the notional amount of protection purchased for each individual identical underlying reference instrument may be greater or lower than the notional amount of protection sold.

(d)	Does not take into account the fair value of the reference obligation at the time of settlement, which would generally reduce the amount the seller of protection pays to the buyer of protection in determining settlement value.

(e)	Represents protection purchased by the Firm through single-name and index credit default swap or credit-related notes.

The following tables summarize the notional and fair value amounts of credit derivatives and credit-related notes as of December 31, 2010 and 2009, where JPMorgan Chase is the seller of protection. The maturity profile is based on the remaining contractual maturity of the credit derivative contracts. The ratings profile is based on the rating of the reference entity on which the credit derivative contract is based. The ratings and maturity profile of protection purchased are comparable to the profile reflected below.
Protection sold – credit derivatives and credit-related notes ratings(a) /maturity profile

				Total
December 31, 2010 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(175,618)	$(1,194,695)	$(336,309)	$(1,706,622)	$(17,261)
Noninvestment-grade	(148,434)	(702,638)	(197,330)	(1,048,402)	(59,939)

Total	$(324,052)	$(1,897,333)	$(533,639)	$(2,755,024)	$(77,200)

				Total
December 31, 2009 (in millions)	<1 year	1 – 5 years	>5 years	notional amount	Fair value(b)

Risk rating of reference entity
Investment-grade	$(215,580)	$(1,140,133)	$(367,015)	$(1,722,728)	$(16,607)
Noninvestment-grade	(150,122)	(806,139)	(273,059)	(1,229,320)	(90,410)

Total	$(365,702)	$(1,946,272)	$(640,074)	$(2,952,048)	$(107,017)

(a)	The ratings scale is based on the Firm’s internal ratings, which generally correspond to ratings as defined by S&P and Moody’s.

(b)	Amounts are shown on a gross basis, before the benefit of legally enforceable master netting agreements and cash collateral held by the Firm.